Exhibit 99.3

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
July 31, 1997



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.9766%



        Excess Protection Level
          3 Month Average   4.53%
          July, 1997   4.43%
          June, 1997   4.79%
          May, 1997   4.37%


        Cash Yield                                  17.53%


        Investor Charge Offs                         4.92%


        Base Rate                                    8.18%


        Over 35 Day Delinquency                      4.47%


        Seller's Interest                           18.18%


        Total Payment Rate                          14.22%


        Total Principal Balance                     $ 30,179,392,749.44


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 5,486,155,230.95